As filed with the Securities and Exchange Commission on October 25, 2006

Registration No.  333-130510

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Post-Effective
Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

DEPOMED, INC.

(Exact name of Registrant as specified in its charter)

California	94-3229046
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California  94025
(650) 462-5900
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

John W. Fara, Ph.D.
Chairman, President and Chief Executive Officer
1360 O’Brien Drive, Menlo Park, California  94025
(650) 462-5900
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Matthew M. Gosling
Vice President, Legal and General Counsel
1360 O’Brien Drive
Menlo Park, California  94025
Telephone:  (650) 462-5900
Facsimile:  (650) 462-9993

Approximate date of commencement of proposed sale to the public:
From time to time as soon as practicable after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box:  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box:  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its Effective Date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

The purpose of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 is (i) to update the list of exhibits to the Registration Statement set forth in Item 16 of Part II the Registration Statement and the Exhibit Index thereto and (ii) to update the undertakings set forth in Item 17 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

The following documents are filed herewith (unless otherwise indicated) and made a part of this registration statement.

Exhibit Number	Description of Exhibit

1.1**	Form of Underwriting Agreement.
3.1(1)	Amended and Restated Articles of Incorporation.
3.2(6)	Certificate of Amendment to Amended and Restated Articles of Incorporation.
3.3(2)	Certificate of Determination of Rights and Preferences of Series A Preferred Stock filed with the State of California on January 14, 2000.
3.4(8)	Bylaws, as amended.
3.5(10)	Certificate of Determination for Series RP Preferred Stock filed with the State of California on April 21, 2005.
4.1(1)	Specimen Common Stock Certificate.
4.1(2)	Company Registration Rights Agreement dated January 21, 2000 between Depomed, Inc. and Elan International Services, Ltd.
4.2(2)	Newco Registration Rights Agreement dated January 21, 2000 among Depomed, Inc., Newco and Elan International Services, Ltd.
4.3(2)	Convertible Promissory Note dated January 21, 2000 issued by Depomed, Inc. to Elan International Services, Ltd.
4.4(3)	Form of Subscription Agreement dated as of November 2, 2000.
4.5(3)	Form of Class A Warrant dated as of November 2, 2000.
4.6(3)	Form of Class B Warrant dated as of November 2, 2000.
4.7(4)	Form of Subscription Agreement dated as of May 2, 2001.
4.8(4)	Supplement to Form of Subscription Agreement dated as of May 29, 2001.
4.9(4)	Form of Warrant dated as of June 13, 2001.
4.10(5)	Form of Subscription Agreement dated as of March 14, 2002.
4.11(5)	Placement Agent Warrant dated as of March 14, 2002.
4.12(7)	Form of Warrant dated as of April 21, 2003.
4.13(11)	Form of Warrant issued as of December 28, 2004.
4.14(9)

Rights Agreement, dated as of April 21, 2005, between Depomed, Inc. and Continental Stock Transfer and Trust Company as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of Determination, Preferences and Rights of Series RP Preferred Stock of

Exhibit Number	Description of Exhibit
Depomed, Inc.; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Series RP Preferred Shares.
4.15*	Form of Senior Indenture.
4.16*	Form of Subordinated Indenture.
4.17**	Form of Senior Debt Security.
4.18**	Form of Subordinated Debt Security.
4.19**	Form of Preferred Stock Certificate.
4.20**	Form of Certificate of Designations.
4.21**	Form of Deposit Agreement.
4.22**	Form of Depositary Receipt.
4.23**	Form of Common Stock Warrant Agreement.
4.24**	Form of Common Stock Warrant Certificate.
4.25**	Form of Preferred Stock Warrant Agreement.
4.26**	Form of Preferred Stock Warrant Certificate.
4.27**	Form of Depositary Shares Warrant Agreement.
4.28**	Form of Depositary Shares Warrant Certificate.
4.29**	Form of Debt Securities Warrant Agreement.
4.30**	Form of Debt Securities Warrant Certificate.
5.1*	Opinion of Heller Ehrman LLP.
12.1**	Statement Regarding Computation of Ratios
23.1*	Consent of Independent Registered Public Accounting Firm.
23.2*	Consent of Heller Ehrman LLP (included in Exhibit 5.1).
24.1*	Power of Attorney (included on signature page hereto).
25.1**	Statement of Eligibility of Trustee on Form T-1 under the Senior Indenture.
25.2**	Statement of Eligibility of Trustee on Form T-1 under the Subordinated Indenture.

(1)	Incorporated by reference to our registration statement on Form SB-2 (File No. 333-25445).
(2)	Incorporated by reference to our Form 8-K filed on February 18, 2000.
(3)	Incorporated by reference to our registration statement on Form S-3 (File No. 333-53486) filed on January 10, 2001.
(4)	Incorporated by reference to the our registration statement on Form S-3 (File No. 333-66688) filed on August 3, 2001.
(5)	Incorporated by reference to our registration statement on Form S-3 (File No. 333-86542) filed on April 18, 2002.
(6)	Incorporated by reference to our Form 10-K filed on March 31, 2003.
(7)	Incorporated by reference to our Form 8-K filed on April 25, 2003.
(8)	Incorporated by reference to our Form 8-K filed on April 19, 2005.
(9)	Incorporated by reference to our Form 8-K filed on April 22, 2005.
(10)	Incorporated by reference to our Form 10-Q filed on May 10, 2005.
(11)	Incorporated by reference to our Form 8-K filed on December 14, 2004.

*	Previously filed.
**	To be filed by amendment or as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and incorporated herein by reference.

Item 17.  Undertakings.

(a)           The undersigned registrant hereby undertakes:

(1)           To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)            To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)           To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)          To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of the registration statement.

(2)           That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)           To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)           That, for the purpose of determining liability under the Securities Act of 1933 to  any purchaser:

(i)            If the registrant is relying on Rule 430B:

(A)          Each prospectus filed by the registrant pursuant to Rule 424 (b)(3) shall be deemed to be part of this registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)           Each prospectus required to be filed pursuant to Rule 424 (b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement that will, as to a purchaser with a time of contract or sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)           If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424 (b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)           That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)            Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)           Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)          The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)          Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that:

(1)           For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)           For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Menlo Park, California, on October 25, 2006.

DEPOMED, INC.

By:	*
John W. Fara, Ph.D.
Chairman, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman, President and Chief Executive	October 25, 2006
John W. Fara, Ph.D.	Officer (Principal Executive Officer)

*	Vice President, Finance and Chief	October 25, 2006
John F. Hamilton	Financial Officer (Principal Accounting
and Financial Officer)

*	Director	October 25, 2006
G. Steven Burrill

*	Director	October 25, 2006
John W. Shell, Ph.D.

*	Director	October 25, 2006
Craig R. Smith, M.D.

*	Director	October 25, 2006
Peter D. Staple

*	Director	October 25, 2006
Julian N. Stern

*By:	/s/ John F. Hamilton
John F. Hamilton
Attorney-in-Fact

DEPOMED, INC.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1**	Form of Underwriting Agreement.
3.1(1)	Amended and Restated Articles of Incorporation.
3.2(6)	Certificate of Amendment to Amended and Restated Articles of Incorporation.
3.3(2)	Certificate of Determination of Rights and Preferences of Series A Preferred Stock filed with the State of California on January 14, 2000.
3.4(8)	Bylaws, as amended.
3.5(10)	Certificate of Determination for Series RP Preferred Stock filed with the State of California on April 21, 2005.
4.1(1)	Specimen Common Stock Certificate.
4.1(2)	Company Registration Rights Agreement dated January 21, 2000 between Depomed, Inc. and Elan International Services, Ltd.
4.2(2)	Newco Registration Rights Agreement dated January 21, 2000 among Depomed, Inc., Newco and Elan International Services, Ltd.
4.3(2)	Convertible Promissory Note dated January 21, 2000 issued by Depomed, Inc. to Elan International Services, Ltd.
4.4(3)	Form of Subscription Agreement dated as of November 2, 2000.
4.5(3)	Form of Class A Warrant dated as of November 2, 2000.
4.6(3)	Form of Class B Warrant dated as of November 2, 2000.
4.7(4)	Form of Subscription Agreement dated as of May 2, 2001.
4.8(4)	Supplement to Form of Subscription Agreement dated as of May 29, 2001.
4.9(4)	Form of Warrant dated as of June 13, 2001.
4.10(5)	Form of Subscription Agreement dated as of March 14, 2002.
4.11(5)	Placement Agent Warrant dated as of March 14, 2002.
4.12(7)	Form of Warrant dated as of April 21, 2003.
4.13(11)	Form of Warrant issued as of December 28, 2004.
4.14(9)

Rights Agreement, dated as of April 21, 2005, between Depomed, Inc. and Continental Stock Transfer and Trust Company as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of Determination, Preferences and Rights of Series RP Preferred Stock of Depomed, Inc.; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Series RP Preferred Shares.

4.15*	Form of Senior Indenture.
4.16*	Form of Subordinated Indenture.
4.17**	Form of Senior Debt Security.
4.18**	Form of Subordinated Debt Security.
4.19**	Form of Preferred Stock Certificate.
4.20**	Form of Certificate of Designations.
4.21**	Form of Deposit Agreement.
4.22**	Form of Depositary Receipt.
4.23**	Form of Common Stock Warrant Agreement.
4.24**	Form of Common Stock Warrant Certificate.
4.25**	Form of Preferred Stock Warrant Agreement.
4.26**	Form of Preferred Stock Warrant Certificate.
4.27**	Form of Depositary Shares Warrant Agreement.
4.28**	Form of Depositary Shares Warrant Certificate.
4.29**	Form of Debt Securities Warrant Agreement.
4.30**	Form of Debt Securities Warrant Certificate.
5.1*	Opinion of Heller Ehrman LLP.
12.1**	Statement Regarding Computation of Ratios
23.1*	Consent of Independent Registered Public Accounting Firm.
23.2*	Consent of Heller Ehrman LLP (included in Exhibit 5.1).

Exhibit Number	Description of Exhibit
24.1*	Power of Attorney (included on signature page hereto).
25.1**	Statement of Eligibility of Trustee on Form T-1 under the Senior Indenture.
25.2**	Statement of Eligibility of Trustee on Form T-1 under the Subordinated Indenture.

(1)    Incorporated by reference to our registration statement on Form SB-2 (File No. 333-25445).

(2)    Incorporated by reference to our Form 8-K filed on February 18, 2000.

(3)    Incorporated by reference to our registration statement on Form S-3 (File No. 333-53486) filed on January 10, 2001.

(4)    Incorporated by reference to the our registration statement on Form S-3 (File No. 333-66688) filed on August 3, 2001.

(5)    Incorporated by reference to our registration statement on Form S-3 (File No. 333-86542) filed on April 18, 2002.

(6)    Incorporated by reference to our Form 10-K filed on March 31, 2003.

(7)    Incorporated by reference to our Form 8-K filed on April 25, 2003.

(8)    Incorporated by reference to our Form 8-K filed on April 19, 2005.

(9)    Incorporated by reference to our Form 8-K filed on April 22, 2005.

(10)  Incorporated by reference to our Form 10-Q filed on May 10, 2005.

(11)  Incorporated by reference to our Form 8-K filed on December 14, 2004.

*       Previously filed

**    To be filed by amendment or as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and incorporated herein by reference.